                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                  Commission Only (as permitted
[ ]  Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12

                          ACACIA RESEARCH CORPORATION
                          ---------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             ______________________________________________________
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.

    (1)   Title of each class of securities to which transaction applies:

    (2)   Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)   Proposed maximum aggregate value of transaction:

    (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                     ACACIA
                                    RESEARCH
                                  CORPORATION


                                                                 April 10, 2003



Dear Stockholder:

         You are cordially invited to attend Acacia Research Corporation's Annual Meeting of Stockholders to be held on Tuesday, May 13, 2003. The meeting will be held at 610 Newport Center Drive, Suite 130, in Newport Beach, California, beginning at 10:00 a.m. local time. The formal meeting notice and Proxy Statement are attached.

         At this year's meeting, stockholders are being asked to re-elect three directors to serve on the Company's Board of Directors, ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for 2003, and transact such other business as may properly come before the meeting.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the Annual Meeting.

         We look forward to seeing you on May 13.



                                           Sincerely,

                                           /s/ Paul R. Ryan


                                           Paul R. Ryan
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                           ACACIA RESEARCH CORPORATION
                            500 NEWPORT CENTER DRIVE
                         NEWPORT BEACH, CALIFORNIA 92660

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 13, 2003




TO OUR STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Acacia Research Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, May 13, 2003 at 10:00 a.m. at 610 Newport Center Drive, Suite 130, Newport Beach, California, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

         1. To elect three directors to serve on the Company's Board of Directors until the 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2003.

         3. To transact such other business as may properly come before the meeting or at any postponement or adjournment thereof.

         Only stockholders of record at the close of business on April 3, 2003 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                                  Sincerely,

                                  /s/ Robert A. Berman


                                  Robert A. Berman
                                  SENIOR VICE PRESIDENT OF BUSINESS DEVELOPMENT, GENERAL COUNSEL AND SECRETARY

Newport Beach, California
April 10, 2003


YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           ACACIA RESEARCH CORPORATION
                            500 NEWPORT CENTER DRIVE
                         NEWPORT BEACH, CALIFORNIA 92660
                         _______________________________

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 2003
                         _______________________________

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Acacia Research Corporation, a Delaware corporation ("Acacia" or the "Company"), for use at Acacia's annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, May 13, 2003 at 10:00 a.m., and at any adjournment or postponement thereof. The Annual Meeting will be held at 610 Newport Center Drive, Suite 130, Newport Beach, California. These proxy solicitation materials were mailed on or about April 10, 2003 to all stockholders entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS

         Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

1.       WHAT MAY I VOTE ON AT THE ANNUAL MEETING?

         At the Annual Meeting, stockholders will consider and vote upon the following matters: (1) the re-election of three directors to serve on the Company's Board of Directors until the 2006 Annual Meeting of Stockholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2003; and (3) such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

2.       HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSALS?

         The Board of Directors recommends a vote FOR each proposal.

3.       HOW DO I VOTE?

         Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the Annual Meeting.

4.       CAN I REVOKE MY PROXY?

         You have the right to revoke your proxy at any time before the Annual Meeting by: (1) notifying the Secretary of the Company in writing; (2) voting in person; or (3) returning a later-dated proxy card.

5.       WHO WILL COUNT THE VOTE?

         U.S. Stock Transfer Corporation will count the votes and act as the inspector of election.

6.       WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

         The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

7.       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation, or if your shares are held in "street name," by contacting the broker or bank holding your shares.

8.       WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

         Only holders of record of the Company's Acacia Research - Acacia Technologies common stock ("AR - Acacia Technologies stock") and Acacia Research
- CombiMatrix common stock ("AR - CombiMatrix stock") as of the close of business on April 3, 2003 are entitled to notice of and to vote at the Annual Meeting. The AR - Acacia Technologies stock and the AR - CombiMatrix stock are sometimes referred to collectively as "Acacia common stock".

9.       HOW MANY VOTES MAY BE CAST?

         As of April 3, 2003, the record date for the Annual Meeting, 19,640,808 shares of AR--Acacia Technologies stock and 22,985,186 shares of AR--CombiMatrix stock, the only outstanding voting securities of the Company, were issued and outstanding. At the meeting, each outstanding share of AR--Acacia Technologies stock will be entitled to .679 of a vote, and each outstanding share of AR--CombiMatrix stock will be entitled to one vote. The voting rights of the
AR--Acacia Technologies stock have been determined based on recent market values of each class of Acacia common stock in accordance with the formula set forth in our Restated Certificate of Incorporation. The holders of AR--Acacia Technologies stock and AR--CombiMatrix stock will vote together as a single class at the meeting.

10.      WHAT IS A "QUORUM" AT THE ANNUAL MEETING?

         A "quorum" is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

11.      WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         For the election of directors, once a quorum has been established, the nominees for director who receive the most votes will be elected directors of the Company. To ratify the appointment of the independent accountants, a majority of the shares represented at the Annual Meeting, either in person or by proxy, must be voted in favor of the proposal.

         If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

12.      WHAT HAPPENS IF I ABSTAIN?

         Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the outstanding shares entitled to vote or a majority of the shares present, an abstention is equivalent to a "no" vote.

13.      HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

         Although the Company does not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders, Paul R. Ryan and Robert A. Berman, to vote on such matters at their discretion.

14.      WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

         For information regarding holders of more than 5% of the Company's outstanding common stock, see "Security Ownership of Certain Beneficial Owners and Management."

15.      WHO WILL BEAR THE COST OF THIS SOLICITATION?

         The Company will bear the entire cost of the solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of the Company without additional compensation. The Company has retained Georgeson Shareholder to perform various solicitation services. The Company will pay Georgeson Shareholder a fee of $4,500, plus phone and other related expenses, in connection with their solicitation services.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

GENERAL

         The number of directors of the Company is fixed at eight. The Company's Board of Directors is divided into three classes, with each class being as nearly equal in number of directors as possible. The term of a class expires, and their successors are elected for a term of three years, at each annual meeting of the Company's stockholders.

         The Board of Directors has nominated Paul R. Ryan, G. Louis Graziadio, III, and Rigdon Currie for re-election at the Annual Meeting to a term of office expiring in 2006. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board of Directors.

         The following table sets forth information as to the persons who serve as our directors.

                                         DIRECTOR
NAME                            AGE        SINCE        POSITIONS WITH THE COMPANY
---------------------------   --------   -----------    ----------------------------------------
Paul R. Ryan                    57          1995        Chairman and Chief Executive Officer
Robert L. Harris, II            44          2000        President and Director
Thomas B. Akin*                 50          1998        Director
Fred A. de Boom*+               67          1995        Director
Edward W. Frykman*+             66          1996        Director
G. Louis Graziadio, III+        53          2002        Director
Rigdon Currie                   72          2003        Director
Amit Kumar, Ph.D.               38          2003        Director

..........
* MEMBER OF THE AUDIT COMMITTEE
+ MEMBER OF THE COMPENSATION COMMITTEE

         Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.

                 INFORMATION REGARDING THE NOMINEES (CLASS III)

         PAUL R. RYAN has served as a director since August 1995, as Chief Executive Officer since January 1997 and as Chairman since April 2000. He also served as President of the Company from January 1997 until July 2000. Prior to being named Chief Executive Officer, he was Executive Vice President and Chief Investment Officer of the Company from 1996 through 1997 and Vice President, Capital Management, of the Company from 1995 through 1996. He was formerly co-founder and general partner of the American Health Care Fund, L.P., held positions with Young & Rubicam, Ogilvy & Mather, and Merrill Lynch and was a private venture capital investor. Mr. Ryan holds a B.S. from Cornell University and attended the New York University Graduate School of Business.

         G. LOUIS GRAZIADIO, III has been a director since February 2002. Mr. Graziadio has held the positions of Chairman and Chief Executive Officer of Second Southern Corp., the managing partner of Ginarra Partners, L.L.C., a California company engaged in a wide range of investment activities and business ventures, since 1990. He also serves as Chairman and Chief Executive Officer of Boss Holdings, Inc., a director of Graziadio Development Company, G.I.C. Corp., Beachcliff Real Estate, Inc., and Boss Manufacturing, Co.

         RIGDON CURRIE has been a director since January 2003. Mr. Currie is a retired Special Limited Partner of MK Global Ventures in Palo Alto, California. Mr. Currie serves as a director and a member of the Compensation Committee of DISC, Inc., a publicly-traded manufacturer of storage libraries; a director and a member of the Compensation Committee of ESP, Inc., which develops software for managing industrial environmental issues; Chairman of the Board of Opportunity Capital Corporation, a private venture capital firm focused on minority business; and a director of W3 Commerce, Inc., a private software firm focused on Internet commerce traffic generation. Mr. Currie received a B.S.I.E. from the Georgia Institute of Technology and an M.B.A. from Harvard Business School.

                 DIRECTORS WITH TERMS EXPIRING IN 2004 (CLASS I)

         ROBERT L. HARRIS, II has served as a director since April 2000 and as President since July 2000. Mr. Harris was previously the President and Director of Entertainment Properties Trust from 1997 to July 2000. Mr. Harris founded Entertainment Properties Trust, a publicly-traded company that purchases real estate from major entertainment companies. Mr. Harris led the International Division and served as Senior Vice President of AMC Entertainment from 1993 to 1997, and served as President of Carlton Browne and Company, Inc., a holding company and trust with assets in real estate, insurance and financial services, from 1984 to 1992. Mr. Harris serves on the Board of Directors of the George L. Graziadio School of Business and Management at Pepperdine University.

         FRED A. DE BOOM has served as a director since February 1995. Mr. de Boom has been a principal in Sonfad Associates since 1995. Sonfad Associates is a Los Angeles-based investment banking firm that is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, leveraged buy-outs and ESOP funding, bank debt refinance, asset based and lease financing, and equity for debt restructuring. Previously, he was employed as a Vice President of Tokai Bank for five years and as a Vice President of Union Bank for eight years. Mr. de Boom is a director of Molecular Medicine, Inc. Mr. de Boom received his B.A. degree from Michigan State University and his M.B.A. degree from the University of Southern California.

         AMIT KUMAR, PH.D. has served as a director since January 2003. Dr. Kumar joined Acacia Research Corporation in July 2000 as Senior Vice President of Life Sciences. Dr. Kumar was appointed to the position of Chief Executive Officer and President of CombiMatrix Corporation in September 2001. From 1999 to 2000, Dr. Kumar was CEO and President of Signature Biosciences, a genomic, proteomic, and drug discovery company. From 1998 to 1999, he was an Entrepreneur in Residence at Oak Investment Partners, specializing in emerging life science and biotechnology companies. Dr. Kumar held the position of Senior Manager at IDEXX Laboratories, and was Head of Research and Development at Idetek Corporation from 1995 to 1998. He held the position of Sr. Scientist at Idetek Corporation from 1994-1995. Dr. Kumar is a director of Digital Campaigns, Inc., a private company, and is a member of the Scientific Advisory Board of BioProcessors Inc., a private company. Dr. Kumar received his bachelor's degree from Occidental College in 1986, his Ph.D. from the California Institute of Technology in 1991, and completed his Post-Doctorate Fellowship at Harvard University in 1993.

                  DIRECTORS WITH TERMS EXPIRING 2005 (CLASS II)

         THOMAS B. AKIN has served as a director since May 1998. Mr. Akin has been the Managing General Partner of four private investment funds (Talkot Partners I, Talkot Partners II, LLC, Talkot Crossover Fund, L.P., and Talkot Capital) since 1996. Mr. Akin previously served in a variety of capacities for Merrill Lynch and Co., including Managing Director of Western Regional Sales from 1986 to 1994. Mr. Akin holds a B.A. from the University of California at Santa Cruz and attended the University of California at Los Angeles Graduate School of Business.

         EDWARD W. FRYKMAN has served as a director since April 1996. Mr. Frykman has been an Account Executive with Crowell, Weedon & Co. since 1992. Previously, Mr. Frykman served as Senior Vice President of L.H. Friend & Co. Both Crowell, Weedon & Co. and L.H. Friend & Co. are investment brokerage firms located in Southern California. In addition, Mr. Frykman was a Senior Account Executive with Shearson Lehman Hutton where he served as the Manager of the Los Angeles Regional Retail Office.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors held a total of ten (10) meetings during the fiscal year ended December 31, 2002. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served. The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee.

         AUDIT COMMITTEE. The Audit Committee currently consists of Fred A. de Boom, Thomas B. Akin and Edward W. Frykman. The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles, financial reporting practices, and its system of internal accounting controls. The Audit Committee held seven (7) meetings during the fiscal year ended December 31, 2002. The Audit Committee is also responsible for maintaining communication between the Board of Directors and the Company's independent accountants.

         COMPENSATION COMMITTEE. The Compensation Committee currently consists of Fred A. de Boom, Edward W. Frykman and G. Louis Graziadio, III. The Compensation Committee is primarily responsible for making recommendations to the Board of Directors regarding the Company's executive compensation policies and incentive compensation for employees and consultants to the Company. In addition, the Compensation Committee administers the 2002 Acacia Technologies Stock Incentive Plan and the 2002 CombiMatrix Stock Incentive Plan. The Compensation Committee held five (5) meetings during the fiscal year ended December 31, 2002.

DIRECTOR COMPENSATION

         Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board of Directors. Non-employee directors receive a nondiscretionary grant of options to purchase 20,000 shares of AR--Acacia Technologies stock and 20,000 shares of AR--CombiMatrix stock upon initially joining the Board of Directors and subsequent non-discretionary annual grants of options to purchase 15,000 shares of AR--Acacia Technologies stock and 15,000 shares of the Company's AR--CombiMatrix stock while serving as Board members, all such grants at an exercise price equal to the market price on the date of grant. In addition, non-employee directors receive compensation in the amount of $1,500 per month for their service as members of the Board of Directors, as well as $1,000 for each meeting of the Board of Directors attended in person, $1,000 for each meeting attended by telephone if the meeting is longer than one hour in length, and $500 for each meeting attended by telephone if the meeting is one hour or less in length. Non-employee directors receive the same compensation for each Board committee meeting attended that does not immediately proceed or follow a Board of Directors meeting. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors and Board committees and the performance of Board duties.

CERTAIN RELATIONSHIPS

         There is no family relationship among any directors or executive officers of the Company.

REQUIRED VOTE

         To elect directors, the nominees for director who receive the most votes will become directors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE THREE NOMINEES LISTED ABOVE. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                                 PROPOSAL NO. 2:

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP, the Company's independent accountants for the year ended December 31, 2002, was recommended by the Audit Committee, whose selection was approved by the Board of Directors, to act in such capacity for the fiscal year ending December 31, 2003, subject to ratification by the stockholders.

         PricewaterhouseCoopers LLP has served as the principal independent accountants for the Company since April 1997. There are no affiliations between the Company and PricewaterhouseCoopers LLP, its partners, associates or employees, other than as pertain to the engagement of PricewaterhouseCoopers LLP as independent accountants for the Company.

         If the stockholders of the Company do not ratify the selection of PricewaterhouseCoopers LLP, or if such firm should decline to act or otherwise become incapable of acting, or if the Company's employment of PricewaterhouseCoopers LLP should be discontinued, the Board of Directors, on the recommendation of the Audit Committee, will appoint substitute independent accountants. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

REQUIRED VOTE

         The favorable vote of a majority of votes cast regarding the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of April 3, 2003 by (i) all persons known to the Company to beneficially own five percent (5%) or more of either class of the Company's common stock, (ii) each director of the Company, (iii) the executive officers named in the "Summary Compensation Table" of the "Executive Compensation and Other Information" section of this Proxy Statement, and (iv) all current directors and executive officers as a group.

                                                     AMOUNT AND NATURE
                                                       OF BENEFICIAL                  AMOUNT AND NATURE OF
                                                      OWNERSHIP OF AR-      PERCENT   BENEFICIAL OWNERSHIP      PERCENT
                                                    ACACIA TECHNOLOGIES       OF       OF AR-COMBIMATRIX           OF
BENEFICIAL OWNER                                           STOCK            CLASS(1)         STOCK              CLASS(1)
------------------------------------------------    -------------------     --------  ---------------------     --------
DIRECTORS AND EXECUTIVE OFFICERS(2)
Paul R. Ryan(3)                                         1,169,536            5.7%           639,351               2.7%
Thomas B. Akin(4)                                         121,089             *             102,580                *
Rigdon Currie(5)                                            5,000             *              60,833                *
Fred A. de Boom(6)                                         61,050             *              36,962                *
Edward W. Frykman(7)                                       71,840             *              41,757                *
Robert L. Harris, II(8)                                   549,837            2.7%           329,084               1.4%
G. Louis Graziadio, III(9)                                 25,750             *              16,030                *
Amit Kumar, Ph.D.(10)                                     305,072            1.5%           520,566               2.2%
Clayton J. Haynes(11)                                      44,000             *              24,560                *
Robert A. Berman(12)                                      270,972            1.4%           151,255                *
All Directors and Executive Officers as a Group         2,624,146           13.0%         1,922,978               8.2%
 (ten persons)(13)
5% STOCKHOLDERS
Barry Rubenstein (14)                                           0             *           1,664,367               7.2%
Donald D. Montgomery, Ph.D. (15)                           37,381             *           2,255,983               9.8%

--------------
*   Less than one percent

(1) The percentage of shares beneficially owned is based on 19,640,808 shares of AR--Acacia Technologies stock and 22,985,186 shares of AR--CombiMatrix stock outstanding as of April 3, 2003. Beneficial ownership is determined under rules and regulations of the Securities and Exchange Commission ("SEC"). Shares of common stock subject to options that are currently exercisable or exercisable within 60 days after April 3, 2003 are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the Company believes that such persons have sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by them.

(2) The address for each of the Company's directors and executive officers is the Company's principal offices, Acacia Research Corporation, 500 Newport Center Drive, Newport Beach, California 92660.

(3) Includes 736,549 shares of AR--Acacia Technologies stock and 454,470 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

(4) Includes 61,239 shares of AR--Acacia Technologies Stock and 34,183 shares of AR--CombiMatrix stock held by Talkot Crossover Fund, L.E. ("Talkot") and 59,850 shares of AR--Acacia Technologies stock and 68,397 shares of AR--CombiMatrix stock issuable to Talkot upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003. Mr. Akin serves as managing general partner of Talkot.

(5) Includes 5,000 shares of AR--Acacia Technologies stock and 60,833 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

(6) Includes 37,850 shares of AR--Acacia Technologies stock and 22,784 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

(7) Includes 57,650 shares of AR--Acacia Technologies stock and 33,836 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

(8) Includes 20,000 shares of AR--Acacia Technologies stock held by the R&S Harris Trust, of which Mr. Harris is a Trustee and 529,837 shares of AR--Acacia Technologies stock and 329,084 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

(9) Includes 25,750 shares of AR--Acacia Technologies stock and 16,030 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

(10) Includes 303,972 shares of AR--Acacia Technologies stock and 509,952 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

(11) Includes 44,000 shares of AR--Acacia Technologies stock and 24,560 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

(12) Includes 270,972 shares of AR--Acacia Technologies stock and 151,255 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

(13) Includes 2,071,430 shares of AR--Acacia Technologies stock and 1,671,201 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

(14) Based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 27, 2003. According to such Schedule 13G, the address for Mr. Rubenstein is 68 Wheatley Road, Brookville, New York 11545.

 (15) Includes 8,595 shares of AR--Acacia Technologies stock and 21,253 shares of AR--CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 3, 2003.

              EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

         Set forth below is certain information concerning the executive officers of the Company as of the date hereof.

 NAME                       AGE        POSITIONS WITH THE COMPANY
-------------------------   -----    ------------------------------------------------------------
 Paul R. Ryan               57        Chairman and Chief Executive Officer
 Robert L. Harris, II       44        President
 Amit Kumar, Ph.D.          38        Chief Executive Officer and President of CombiMatrix
                                      Corporation
 Clayton J. Haynes          33        Chief Financial Officer, Treasurer and Senior Vice
                                      President, Finance
 Robert A. Berman           40        Senior Vice President, General Counsel and Secretary

         The following is biographical information and a brief description of the capacities in which each of the executive officers has served during the past five years. Biographical information on Messrs. Ryan, Harris and Kumar is set forth above under "Proposal No. 1: Election of Directors."

         CLAYTON J. HAYNES joined the Company in April 2001 as Treasurer and Senior Vice President, Finance. In November 2001, Mr. Haynes was appointed Chief Financial Officer of the Company. From 1992 to March 2001, Mr. Haynes was employed by PricewaterhouseCoopers LLP, ultimately serving as a Manager in the Audit and Advisory Business Services practice. Mr. Haynes received a B.A. from the University of California at Los Angeles, is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants.

         ROBERT A. BERMAN joined the Company in 2000 and was named Senior Vice President and General Counsel in February 2001. Mr. Berman has extensive licensing and business development experience with media technology companies and held the position of Director of New Business Development at National Media Corporation from 1997 to 1999 and at QVC from 1993 to 1997. He practiced law at the Philadelphia law firm of Blank, Rome, Comsikey and McCauley from 1989 to 1993. Mr. Berman received a B.S. from the University of Pennsylvania's Wharton School, and a J.D. from Northwestern Law School.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth information concerning compensation earned for services rendered in all capacities to the Company during the last three fiscal years for (a) the Company's Chief Executive Officer and (b) the four most highly compensated executive officers, other than the Chief Executive Officer, whose annual cash compensation exceeded $100,000 in the last fiscal year. The listed individuals are collectively referred to herein as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                        ANNUAL COMPENSATION             COMPENSATION
                                               --------------------------------------   ------------

                                                                            OTHER        SECURITIES
                                                                           ANNUAL        UNDERLYING
                                                  SALARY       BONUS    COMPENSATION      OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR        ($)          ($)          ($)           (#)(1)       COMPENSATION
----------------------------------     ----      -------      ------    ------------     ----------     ------------
Paul R. Ryan                           2002      266,019      5,096            0          161,000(2)         0
    Chairman and Chief Executive                                                           30,000(3)
    Officer                            2001      257,568      5,096            0          275,001(2)         0
                                                                                          153,504(3)
                                       2000      224,173          0            0          453,753(2)         0
                                                                                          278,282(3)
Robert L. Harris III                   2002      251,077      5,000            0          161,000(2)         0
    President(4)                                                                           30,000(3)
                                       2001      227,280      4,615            0          275,001(2)         0
                                                                                          153,504(3)
                                       2000       91,385          0            0          484,000(2)         0
                                                                                          295,167(3)
Amit Kumar, Ph.D.                      2002      267,038     25,000            0                0(2)         0
    Chief Executive Officer and                                                           300,000(3)
    President of CombiMatrix(5)        2001      218,258          0            0          177,101(2)         0
                                                                                           98,856(3)
                                       2000       84,135     25,000            0          220,002(2)         0
                                                                                          172,804(3)
Clayton J. Haynes, Chief               2002      147,135      3,173            0           52,500(2)         0
    Financial Officer and                                                                       0(3)
    Treasurer                          2001       81,140      2,404            0           66,000(2)         0
                                                                                           36,840(3)
Robert A. Berman                       2002      205,846      4,038            0          105,000(2)         0
    Senior Vice President, General                                                              0(3)
    Counsel and Secretary(7)           2001      165,395     28,846            0          177,102(2)         0
                                                                                           98,857(3)
                                       2000      105,000          0            0          159,501(2)         0
                                                                                           89,032(3)

(1) All share and option figures reflect appropriate adjustments for a one-for-ten stock dividend paid in December 2001. No stock appreciation rights were granted or outstanding during the periods covered by the table.

(2)    Options granted with respect to AR--Acacia Technologies stock.

(3)    Options granted with respect to AR--CombiMatrix stock.

(4) Mr. Harris was appointed as President in July 2000. Mr. Harris also serves as a member of the Board of Directors.

(5) Dr. Kumar joined the Company in July 2000 and became an executive officer upon his appointment as Chief Executive Officer and President of CombiMatrix Corporation in September 2001.

(6) Mr. Haynes joined the Company in April 2001 and became an executive officer upon his appointment as Chief Financial Officer in November 2001.

(7) Mr. Berman joined the Company in 2000 and became an executive officer in 2002.

STOCK OPTION GRANTS AND EXERCISES

         The following table sets forth information regarding stock options granted to the Named Executive Officers during 2002 No stock appreciation rights were granted to any of the Named Executive Officers during 2002.

                                           OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                                  -----------------------------------------------------

                                                 PERCENT OF                               POTENTIAL REALIZABLE VALUE AT
                                                   TOTAL                                       ASSUMED ANNUAL RATE
                                   NUMBER OF      OPTIONS                                  OF STOCK PRICE APPRECIATION
                                  SECURITIES     GRANTED TO                                     FOR OPTION TERM(1)
                                  UNDERLYING     EMPLOYEES    EXERCISE OR                 -----------------------------
                                    OPTIONS      IN FISCAL        BASE       EXPIRATION
NAME                              GRANTED (#)       YEAR      PRICE($/SH)       DATE          5%($)           10%($)
-------------------------         ------------   ----------   -----------    ----------   -------------    ------------
Paul R. Ryan                        161,000(2)      14.3%      $   1.85       12/16/12     $   187,316     $   474,696
                                     30,000(3)       3.9%      $  12.00        2/27/12     $   226,402     $   573,747
Robert L. Harris, II                161,000(2)      14.3%      $   1.85       12/16/12     $   187,316     $   474,696
                                     30,000(3)       3.9%      $  12.00        2/27/12     $   226,402     $   573,747
Amit Kumar, Ph.D.                   300,000(4)      38.9%      $  12.00        1/25/12     $ 2,264,021     $ 5,737,473
Clayton J. Haynes                    52,500(5)       4.7%      $   1.85       12/16/12     $    61,081     $   154,792
Robert A. Berman                    105,000(2)       9.3%      $   1.85       12/16/12     $   122,163     $   309,584

------------
(1) The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent the Company's estimate or projection of the future trading prices of its common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from these option grants. Actual gains, if any, on stock option exercises are dependent on numerous factors, including, without limitation, the future performance of the Company, overall business and market conditions, and the optionee's continued employment with the Company throughout the vesting period and option term, which factors are not reflected in this table.

(2) The option was granted with respect to shares of AR--Acacia Technologies stock and becomes exercisable in 21 successive equal monthly installments upon the completion of service over the 21-month period measured from March 28, 2004.

(3) The option was granted with respect to shares of AR--CombiMatrix stock. On May 27, 2002, options to purchase 2,500 shares of AR--CombiMatrix stock vested and became exercisable. Thereafter, on August 27, 2002, and each quarterly anniversary thereof until February 27, 2005, upon completion of service, options representing an additional 2,500 shares will vest and become exercisable.

(4) The option was granted with respect to shares of AR--CombiMatrix stock. Options to purchase 200,000 shares of AR--CombiMatrix stock become exercisable in thirty-six (36) monthly installments, upon completion of service, over the thirty-six (36) month period measured from February 1, 2002. Options to purchase 100,000 shares of AR--CombiMatrix stock are subject to the completion of certain milestones. The criteria have been met for 50,000 of the option shares. Notwithstanding the forgoing, all unvested options shall vest no later than January 25, 2006.

(5) The option was granted with respect to shares of AR--Acacia Technologies stock and becomes exercisable in 21 successive equal monthly installments upon the completion of service over the 21-month period measured from April 2, 2004.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR END VALUES

         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options to purchase AR--Acacia Technologies stock during 2002 and unexercised options held by them at the end of that fiscal year. None of the Named Executive Officers exercised any stock appreciation rights during 2002 and no stock appreciation rights were held by the Named Executive Officers at the end of such year.

                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                           AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                      OPTIONS AT 2002         IN-THE-MONEY OPTIONS AT
                                     SHARES                             YEAR-END(#)             2002 YEAR-END (1)($)
                                   ACQUIRED ON        VALUE      --------------------------  --------------------------
NAME                               EXERCISE(#)    REALIZED(2)($) EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------      -----------    -------------- -----------  -------------  -----------  -------------
Paul R. Ryan                            0               0           686,131       316,832         0           90,160
Robert L. Harris                        0               0           448,255       471,746         0           90,160
Amit Kumar, Ph.D.                       0               0           258,417       138,686         0             0
Clayton J. Haynes                       0               0            33,000        85,500         0           29,400
Robert A. Berman                        0               0           239,623       201,980         0           58,800

-------------
(1) Represents the difference between the exercise price of the options and the average of the closing prices of the Company's AR--Acacia Technologies stock on the Nasdaq National Market on December 31, 2002 of $2.41 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.


         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options to purchase AR--CombiMatrix stock during 2002 and unexercised options held by them at the end of that fiscal year. None of the Named Executive Officers exercised any stock appreciation rights during 2002 and no stock appreciation rights were held by the Named Executive Officers at the end of such year.

                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                           AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                      OPTIONS AT 2002         IN-THE-MONEY OPTIONS AT
                                     SHARES                             YEAR-END(#)             2002 YEAR-END (1)($)
                                   ACQUIRED ON        VALUE      --------------------------  --------------------------
NAME                               EXERCISE(#)    REALIZED(2)($) EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------      -----------    -------------- -----------  -------------  -----------  -------------
Paul R. Ryan                             0              0           419,244       115,734        68,797       33,853
Robert L. Harris                         0              0           276,463       202,208        47,396       33,854
Amit Kumar, Ph.D.                        0              0           299,105       272,555        23,698       16,927
Clayton J. Haynes                        0              0            18,420        18,420         9,173        9,173
Robert A. Berman                         0              0           133,754        54,135        23,699       16,925

-------------
(1) Represents the difference between the exercise price of the options and the average of the closing prices of the Company's AR-CombiMatrix stock on the Nasdaq SmallCap Market on December 31, 2002 of $3.64 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.

EMPLOYMENT AGREEMENTS

         The Company has not entered into employment contracts with any of its Named Executive Officers nor does the Company have any agreement or arrangement with any such Named Executive Officers relating to a change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Company's Board of Directors currently consists of Messrs. de Boom, Frykman and Graziadio. None of these individuals was an officer or employee of the Company at any time during 2002 or at any other time. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors as well as administering the 2002 Acacia Technologies Stock Incentive Plan and the 2002 CombiMatrix Stock Incentive Plan. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company's management and other directors.

         The Company's executive compensation program consists of a mixture of base salary, cash bonuses and stock option awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board of Directors subjectively consider the overall value to the Company of each executive in light of numerous factors such as competitive position, individual performance, including past and expected contribution to the Company's goals of each executive officer, and the Company's long-term needs and goals, including attracting and retaining key management personnel.

         The Compensation Committee will periodically review the individual base salaries of the executive officers, and adjust salaries based on individual job performance and changes in the officer's duties and responsibilities. In making salary decisions, the Compensation Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor.

         Long-term incentive compensation is realized through granting of stock options to most employees, including eligible executive officers. The Company has no other long-term incentive plans. Stock options are granted by the Company to aid in the retention of employees and to align the interests of employees with those of the stockholders. In addition, the Compensation Committee believes that the grant of an equity interest serves to link management interests with stockholder interests and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the stockholders as well as provides an incentive to maximize stockholder value. Stock options have value for an employee only if the price of the Company's common stock increases above the exercise price, and the employee remains in the Company's employ for the period required for the stock to be exercisable, thus providing an incentive to remain in the Company's employ.

         COMPENSATION OF CHIEF EXECUTIVE OFFICER. Paul R. Ryan, the Company's Chairman and Chief Executive Officer, received an annual base salary of $266,019 and a bonus in the amount of $5,096 in 2002. The cash amount paid to Mr. Ryan in the form of base salary and bonus was recommended to the Board of Directors by the Compensation Committee. In exercising its discretion and judgment in reaching its recommendation, the Compensation Committee took into consideration the various factors and criteria described above. The Board of Directors approved the Compensation Committee's recommendation.

         SECTION 162(M) OF THE INTERNAL REVENUE CODE. The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. The Compensation Committee reviews the potential effect of Section 162(m) periodically and will consider various alternatives for preserving the deductibility of compensation payments. However, the Compensation Committee will not necessarily limit compensation to that which is deductible.

                                   Respectfully Submitted by the Compensation
                                   Committee of the Board of Directors,


                                   FRED A. DE BOOM
                                   EDWARD W. FRYKMAN
                                   G. LOUIS GRAZIADIO, III

                             AUDIT COMMITTEE REPORT

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for 2002, which include the consolidated balance sheets of the Company as of December 31, 2002 and 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto.

         COMPOSITION. The Audit Committee of the Board of Directors is comprised of three directors, and operates under a written charter adopted by the Board of Directors, a copy of which was attached as Appendix A to the Company's 2001 proxy statement. The members of the Audit Committee are Fred A. de Boom (Chairman), Thomas B. Akin and Edward W. Frykman. All members of the Audit Committee are "independent", as defined in SEC Release 34-47137 proposing new Rule 10A-3 under the Securities Exchange Act of 1934 and Rule 4200(a)(14) of the Marketplace Rules contained in the National Association of Securities Dealers Manual, and financially literate.

         RESPONSIBILITIES. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management has primary responsibility for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes and the activities of the Company's internal audit department.

         REVIEW WITH MANAGEMENT AND INDEPENDENT ACCOUNTANTS. The Audit Committee has reviewed the Company's consolidated audited financial statements and met separately, and held discussions with, management and PricewaterhouseCoopers LLP, the Company's independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

         The Company's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, the firm's independence.

         CONCLUSION. Based upon the Audit Committee's discussions with management and the independent accountants, the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the SEC.

         REAPPOINTMENT OF INDEPENDENT AUDITORS. In February 2003 the Audit Committee recommended to the Board of Directors the reappointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2003.

         This report is submitted by the Audit Committee of the Board of Directors.

                                                     THOMAS B. AKIN
                                                     FRED A. DE BOOM
                                                     EDWARD W. FRYKMAN

AUDIT AND RELATED FEES

         AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2002 and the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2002 were $254,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed by PricewaterhouseCoopers LLP to the Company for financial information systems design and implementation fees for fiscal 2002.

         ALL OTHER FEES. The aggregate fees billed to the Company for all other services rendered by PricewaterhouseCoopers LLP for fiscal 2002 were $1,071,000. These services include non-recurring audit and tax-related services provided by PricewaterhouseCoopers LLP, primarily associated with the Company's Registration Statement on Form S-4 and the related recapitalization and merger transactions of $910,000, tax compliance and consultations of $119,000, and fees for accounting related consultations of $42,000.

         The Audit Committee has determined that the provision of services rendered above for all other fees is compatible with maintaining
PricewaterhouseCoopers LLP's independence.

                             STOCK PERFORMANCE GRAPH

         The Stock Performance Graph depicted below compares the yearly change in the Company's cumulative total stockholder return for the last five fiscal years with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Biotech Index.


                              [GRAPH APPEARS HERE]


                                       1997         1998          1999         2000          2001          2002
                                       ----         ----          ----         ----          ----          ----
Acacia Research Corporation            $ 100        $ 109         $ 748        $ 445         $ 304         $ 122
Nasdaq Index                           $ 100        $ 140         $ 259        $ 157         $ 124         $  85
Nasdaq Biotech Index                   $ 100        $ 144         $ 291        $ 358         $ 300         $ 164

         The graph covers the period from December 31, 1997 to December 31, 2002. Cumulative total returns are calculated assuming that $100 was invested on December 31, 1997 in the Company's common stock, and in each index, and that all dividends were reinvested. The Company has not paid or declared any cash dividends on its common stock. On December 13, 2002, each share of the Company's common stock was converted into one share of AR--Acacia Technologies stock and
0.5582 of a share of AR--CombiMatrix stock. As a result, the graph reflects a composite return for the two new classes of the Company's common stock. Stockholder returns over the indicated period should not be considered indicative of future stock prices or shareholder returns.

         The preceding Stock Performance Graph, Audit Committee Report and Compensation Committee Report are not considered proxy solicitation materials and are not deemed filed with the SEC. Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings made by the Company under those statutes, the Stock Performance Graph, Audit Committee Report and Compensation Committee Report shall not be incorporated by reference into any such prior filings or into any future filings made by the Company under those statutes.

CERTAIN TRANSACTIONS

         Since January 1, 2002 there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

         INDEMNIFICATION AGREEMENTS WITH DIRECTORS AND OFFICERS. In addition to the indemnification provisions contained in the Company's Restated Certificate of Incorporation and Bylaws, the Company has entered into separate indemnification agreements with each of its directors and officers. These agreements require the Company, among other things, to indemnify each such director or officer against expenses (including attorneys' fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Company (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which the Company is prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's common stock. The Company believes that, based on the written representations of its directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2002, its directors, officers and holders of more than 10% of the Company's common stock complied with the requirements of Section 16(a).

FORM 10-K

         On March 27, 2003 the Company filed with the SEC an Annual Report on Form 10-K for the 2002 fiscal year. A copy of the Company's Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

         In accordance with a notice sent earlier this year to certain street-name stockholders who share a single address, we are sending only one Form 10-K report and proxy statement to that address unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate Form 10-K or proxy statement in the future, they may telephone our Corporate Secretary at (949) 480-8300 or write to him at Acacia Research Corporation, 500 Newport Center Drive, Newport Beach, California 92660. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting the Secretary in the same manner.

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

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

         Proposals of stockholders intended to be presented at the 2004 Annual Meeting must be received by the Company by December 12, 2003 to be considered for inclusion in the Company's proxy statement relating to that meeting. Stockholders desiring to present a proposal at the 2004 Annual Meeting but who do not desire to have the proposal included in the proxy materials distributed by the Company must deliver written notice of such proposal to the Company on or after January 14, 2004 and on or before February 13, 2004 or the persons appointed as proxies in connection with the 2004 Annual Meeting will have discretionary authority to vote on any such proposal.

April 10, 2003

                                  By Order of the Board of Directors,

                                  /s/ Robert A. Berman


                                  Robert A. Berman
                                  SENIOR VICE PRESIDENT OF BUSINESS DEVELOPMENT, GENERAL COUNSEL AND SECRETARY

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

PROXY                                                                      PROXY

                           ACACIA RESEARCH CORPORATION
                   ANNUAL MEETING OF STOCKHOLDERS MAY 13, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF ACACIA RESEARCH CORPORATION

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Paul R. Ryan and Robert A. Berman and each of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Acacia Research - Acacia Technologies Common Stock and Acacia Research - CombiMatrix Common Stock held of record by the undersigned on April 3, 2003, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation (the "Company") to be held May 13, 2003, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE DIRECTOR NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.

                               (SEE REVERSE SIDE)

The Board of Directors recommends a vote FOR the nominees listed below and a vote FOR each of the listed proposals.

         (1) To elect three directors to serve until the 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

                  Nominees:         Paul R. Ryan
                                    G. Louis Graziadio, III
                                    Rigdon Currie

                  [ ] FOR all nominees listed above (except as marked to the contrary below.)

                  [ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

                           -----------------  ----------------  ----------------

         (2) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2003.

                  [ ] FOR               [ ] AGAINST                [ ] ABSTAIN

         (3) To transact such other business as may properly come before the Annual Meeting or at any postponements or adjournments thereof. As to such matters, the undersigned hereby confers discretionary authority and authorizes the proxyholders to vote the proxies cumulatively in their discretion if cumulative voting is in effect.


                  Dated:________________________________________________________

                  (Please Print Name)___________________________________________

                  (Signature of Holder of Common Stock)_________________________

                  (Additional Signature if Held Jointly)________________________

NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees, and guarantors should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if marked in the United States.

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